UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Palmer Square Capital BDC Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PALMER SQUARE CAPITAL BDC INC.
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205
(816) 994-3200

November [    ], 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Palmer Square Capital BDC Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), to be held electronically via live webcast on Tuesday, December 12, 2023 at 10:00 a.m., Central Time. The live webcast will be accessible over the internet at www.virtualshareholdermeeting.com/PSCBDC2023.

The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect one director of the Company; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) approve an amendment to our Articles of Amendment and Restatement to amend Article IX, the exclusive forum selection provision; and (4) to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on November 10, 2023. It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting electronically via the live webcast, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by authorizing your proxy through the Internet at www.proxyvote.com or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Christopher D. Long
Christopher D. Long
Chairman and Chief Executive Officer

PALMER SQUARE CAPITAL BDC INC.
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205
(816) 994-3200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2023

Notice is hereby given to the holders of shares of common stock, $0.001 par value per share, (the “Stockholders”) of Palmer Square Capital BDC Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”) that:

The Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held electronically via live webcast on Tuesday, December 12, 2023 at 10:00 a.m., Central Time, to consider and vote on the following proposals:

1.      To elect one Class II director of the Company who will serve until the 2026 annual meeting of the Company’s stockholders, or until his respective successors are duly elected and qualified;

2.      To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.      To approve an amendment to our Articles of Amendment and Restatement to amend Article IX, the exclusive forum selection provision; and

4.      To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

The live webcast will be accessible over the Internet at www.virtualshareholdermeeting.com/PSCBDC2023.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on November 10, 2023.

We have enclosed our annual report on Form 10-K for the year ended December 31, 2022, proxy statement and a proxy card.

Even if you plan to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or authorize your proxy by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card.

Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Sincerely yours,
/s/ Stacy Brice
Stacy Brice
Secretary

Mission Woods, Kansas
November [    ], 2023

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting and vote your shares electronically via the live webcast if you wish to change your vote.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on December 12, 2023.

Our notice of the Annual Meeting, proxy statement, and annual report on Form 10-K for the year ended December 31, 2022 are available on the Internet at www.proxyvote.com.

The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:

•        The date, time and location of the meeting;

•        A list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;

•        Any control/identification numbers that you need to access your proxy card; and

•        Information on how to obtain directions to attend the Annual Meeting electronically via the live webcast.

PALMER SQUARE CAPITAL BDC INC.
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205
(816) 994-3200

PROXY STATEMENT

For

2023 Annual Meeting of Stockholders
To Be Held on December 12, 2023

This document provides the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Palmer Square Capital BDC Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held electronically via live webcast on Tuesday, December 12, 2023 at 10:00 a.m., Central Time, and at any postponements or adjournments thereof. The live webcast will be accessible over the Internet at www.virtualshareholdermeeting.com/PSCBDC2023. To participate in the Annual Meeting electronically, you will need the Control Number included on your proxy card.

This Proxy Statement, the Notice of Annual Meeting, the accompanying proxy card and the Company’s Annual Report on Form 10-K (the “2022 Annual Report”), which includes audited financial statements for the year ended December 31, 2022, are being mailed to the Company’s stockholders of record as of the close of business on November 10, 2023 (the “Stockholders”) on or about November [    ], 2023.

We encourage you to access the Annual Meeting prior to the start time. The live webcast will begin promptly at 10:00 a.m., Central Time on December 12, 2023. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. Technical support will be available on the meeting website starting approximately 9:45 a.m., Central Time and will remain available until the Annual Meeting has finished. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection if they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting. Please see “How to Participate in the Annual Meeting” below for additional details.

We encourage you to vote your shares, either by voting electronically via the live webcast of the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted FOR the election of the nominee as Director, FOR the ratification of the Company’s independent registered public accounting firm, and FOR the approval of an amendment to the Company’s Articles of Amendment and Restatement. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable SEC rules.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed later-dated proxy, or by voting electronically via the live webcast of the Annual Meeting. Any stockholder of record attending the Meeting virtually by live webcast may vote electronically whether or not he or she has previously authorized his or her shares to be voted by proxy.

If you want to submit a question during the Annual Meeting, log into the live webcast at www.virtualshareholdermeeting.com/PSCBDC2023, type your question into the “Ask a Question” field, and click “Submit.”

Only questions submitted via the live webcast that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by Stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same Stockholder. Questions pertinent to the Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered at the Company’s website at www.palmersquarecap.com. The questions and answers will be available as soon as practicable after the Annual Meeting and will remain available until one week after posting.

PURPOSE OF ANNUAL MEETING

At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.      To elect one Class II director of the Company who will serve until the 2026 annual meeting of the Company’s stockholders, or until his respective successors are duly elected and qualified;

2.      To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.      To approve an amendment to our Articles of Amendment and Restatement to amend Article IX, the exclusive forum selection provision; and

4.      To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

VOTING SECURITIES

You may vote at the Annual Meeting only if you were a Stockholder of record at the close of business on November 10, 2023 (the “Record Date”) or if you hold a valid proxy from a Stockholder of record as of the Record Date. There were [      ] shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), outstanding on the Record Date. Each share of Common Stock entitles the holder to cast one vote on each matter properly brought before the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically via the live webcast or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast on the Record Date will constitute a quorum. If there are not enough votes for a quorum, the chair of the meeting may adjourn the Annual Meeting to permit the further solicitation of proxies.

HOW TO PARTICIPATE IN THE ANNUAL MEETING

The Annual Meeting will be conducted virtually, on Tuesday, December 12, 2023 at 10:00 a.m., Central Time, via live webcast.

Stockholders of record can participate in the Annual Meeting virtually by logging in to www.virtualshareholdermeeting.com/PSCBDC2023 and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only registered Stockholders as of the Record Date may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.

Upon written request from a Stockholder of record as of the Record Date, the Company’s legal counsel, Dechert LLP, will stream the webcast live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company’s management or the Board will be in attendance at this location. If you wish to attend the Annual Meeting via webcast at the Washington, DC offices of Dechert LLP, please submit a written request to Palmer Square Capital BDC Inc., Attention: Secretary, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, to be received no later than December 11, 2023. Your written request must include your name as stockholder of record and the number of shares of the Company’s common stock you hold.

VOTES REQUIRED

Proposal 1 — Election of Directors

The election of a director requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of the nominee.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required to ratify the appointment of PwC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Proposal 3 — Approval of an Amendment to Our Articles of Amendment and Restatement

The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the proposal at the Annual Meeting is required approve an amendment to our Articles of Amendment and Restatement to amend Article IX, the exclusive forum selection provision. Abstentions will be included in determining the number of votes cast and, as a result, will be counted against the proposal.

Adjournment and Additional Solicitation

If there appears not to be enough votes to approve the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the meeting to permit further solicitation of proxies.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the 2022 Annual Report, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and/or by telephone, e-mail or facsimile transmission by directors or officers of the Company and/or officers or employees of Palmer Square BDC Advisor LLC (the “Adviser”), the Company’s external investment adviser. The Adviser is located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser, as applicable, for such services.

Stockholders may authorize proxies and provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require Stockholders to input the Control Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to participate in the Annual Meeting but does not wish to authorize his, her or its proxy by telephone or Internet, the Stockholder may authorize a proxy by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope or attend the Annual Meeting via live webcast.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the Stockholder who gave the proxy, even if the proxy being revoked was given by telephone or electronically, and should be delivered to the Company’s Secretary. The notice of revocation may be delivered by mail or electronically via the live webcast of the Annual Meeting. In addition, a later-dated proxy granted by any means will automatically revoke any prior proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors consist of interested directors and independent directors. An interested director is an “interested person,” as defined in Section 2(a)(19) the 1940 Act, of the Company (the “Interested Directors”), and independent directors are all other directors (the “Independent Directors”).

The following table shows information as of the Record Date, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of Common Stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 16 of the Exchange Act; (ii) each director and nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group.

As of the Record Date, [      ] shares of our Common Stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of our Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o Palmer Square Capital BDC Inc., Attention: Secretary, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Name and Address	Shares Owned(1)		Percentage of Common Stock Outstanding(2)
Christopher D. Long	36,077	(3)	*
Jeffrey D. Fox	10,656		*
Megan L. Webber	—		—
James W. Neville Jr.	—		—
Christopher C. Nelson	—		—
Angie K. Long	36,077	(3)	*
Scott A. Betz	5,424		*
Matthew L. Bloomfield	24,408		*
All directors and executive officers as a group (8 persons)	76,566		*
Excelsior Holdings D2 LLC(4)	3,616,040		13.56%
Alaris Master Fund, LP(5)	3,594,046		13.48%
Caravel Holdings LLC(6)	3,983,290		14.94%
Martin C. Bicknell(7)	2,346,812		8.80%
Chinquapin Trust Company(8)	1,547,799		5.80%

____________

*        Represents less than 1.0% of the issued and outstanding shares of our Common Stock as of the Record Date.

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)      Based on a total of [      ] shares of Common Stock issued and outstanding on the Record Date.

(3)      Includes 36,077 shares of Common Stock indirectly held by the Angie K. Long Irrevocable Trust, for which Mr. Long and Ms. Long disclaim beneficial ownership except to the extent of his or her pecuniary interests therein.

(4)      Based on information provided in a Schedule 13D filed on March 27, 2020, Excelsior Holdings D2 LLC (“Excelsior”) reported shared voting and dispositive power with respect to 2,613,051 shares of our Common Stock. Excelsior Holdings D LLC, a Delaware limited liability company (“Holdings LLC”) is the managing member of Excelsior. As managing member of Excelsior, Holdings LLC exercises dispositive and voting power over the shares beneficially owned by Excelsior. The principal business address of each of Excelsior and Holdings LLC is 6000 France Ave. S., Suite 550, Minneapolis, Minnesota, 55435.

(5)      Based on information provided in a Schedule 13G/A filed on October 18, 2021 and a Form 4 filed on October 18, 2021, Alaris Master Fund LP reported shared voting and dispositive power with respect to 2,804,393 shares of our Common Stock. Alaris Capital, LLC is the general partner of Alaris Master Fund LP and may be deemed to be an indirect beneficial owner of the shares. The principal business address of each of Alaris Master Fund LP and Alaris Capital, LLC is 4900 Main Street, Suite 600, Kansas City, Missouri 64112.

(6)      Based on information provided in a Schedule 13G/A filed on October 18, 2021 and a Form 4 filed on October 18, 2021, Caravel Holdings LLC reported shared voting and dispositive power with respect to 3,983,290 shares of our Common Stock. The shares are owned directly by Caravel Holdings LLC, which is a wholly owned subsidiary of Seaboard Foods LLC, which is a wholly owned subsidiary of Seaboard Corporation. Seaboard Foods LLC and Seaboard Corporation may each be deemed to be an indirect beneficial owner of the shares. The principal business address of each of Caravel Holdings LLC, Seaboard Foods LLC and Seaboard Corporation is 9000 West 67th Street, Merriam, Kansas 66202.

(7)      Based on information provided in a Schedule 13G/A filed on November 8, 2021 and a Form 3 filed on November 8, 2021, Martin Christopher Bicknell reported shared voting and dispositive power with respect to 2,240,226 shares of our Common Stock. 1,456,311 shares are owned directly by 1248 Holdings, LLC and 783,915 shares are owned directly by BFFV19, LLC. Mr. Bicknell is the Elected Manager of each of the entities that collectively own all of the outstanding membership interests of BFFV19, LLC, and has sole voting and dispositive power over the shares owned by 1248 Holdings, LLC, and thus, Mr. Bicknell may be deemed to be an indirect beneficial owner of the shares owned by each of BFFV19, LLC and 1248 Holdings, LLC. The principal business address of each of BFFV19, LLC, 1248 Holdings, LLC and Mr. Bicknell is 5700 W 112th Street, Suite 500, Overland Park, Kansas 66211.

(8)      Based on information provided in a Schedule 13G filed on October 29, 2021. The shares are held of record by Limit & Co., which serves as nominee for Chinquapin Trust Company. Chinquapin Trust Company has sole voting and dispositive power over the shares and is deemed to be the beneficial owner of the shares. The principal business address for Chinquapin Trust Company is 2480 Pershing Rd, Suite 600, Kansas City, Missouri 64108.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Information as to the beneficial ownership listed in the table below is based on information furnished to the Company by the persons listed in the table. We are not part of a “family of investment companies,” as that term is defined under SEC rules. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities in Palmer Square Capital BDC Inc.(1)(2)
Independent Directors
Megan L. Webber	None
James W. Neville Jr.	None
Christopher C. Nelson	None
Interested Directors
Christopher D. Long	Over $100,000
Jeffrey D. Fox	Over $100,000

____________

(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s Bylaws (the “Bylaws”), the Board currently has five members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. After this election, the terms of Class I, Class II and Class III directors will expire in 2025, 2026 and 2024, respectively. Each director will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualifies.

A Stockholder can vote for, or instruct his, her or its proxy to withhold his, her or its vote from, the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Christopher C. Nelson will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominee and Non-Nominee Directors

Certain information with respect to the Class II nominee for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company.

Christopher C. Nelson has been nominated for election as a Class II director for a term expiring at the annual meeting of the Company’s stockholders in 2026. Mr. Nelson is not being proposed for election pursuant to any agreement or understanding between Mr. Nelson, on the one hand, and the Company or any other person or entity, on the other hand.

Nominee for Class II Director — Term Expiring 2026

Mr. Nelson is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Independent Director
Christopher C. Nelson – 49	Director	Class II Director since November 2019; Term Expires 2023	Wealth Advisor at SeaCrest Wealth Management, a financial advisory firm, since May 2018. Vice President at Enterprise Trust Company, an investment management firm, from February 2013 to February 2018.	None.

Class I Director — Term Expiring 2025 (continuing directors not up for re-election at the Annual Meeting)

Mr. Long is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chief Executive Officer of the Company and his relationship with, and indirect financial interest in, the Adviser. Ms. Webber is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Interested Director
Christopher D. Long – 48	Chief Executive Officer and Chairman	Class I Director since November 2019; Term Expires 2025	Chief Executive Officer of Palmer Square Capital Management LLC.	Member of the Board of Trustees of Palmer Square Opportunistic Income Fund from August 2014 to October 2018.
Independent Director
Megan L. Webber – 48	Director	Class I Director since November 2019; Term Expires 2025	Financial Reporting Manager at The Anschutz Corporation, a private holding company.

Member of the Board of Trustees of Palmer Square Opportunistic Income Fund since August 2014. Member of the Board of Trustees of Montage Managers Trust, a registered investment company (ceased operations in 2017).

Class III Directors — Term Expiring 2024 (continuing directors not up for re-election at the Annual Meeting)

Mr. Fox is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Financial Officer of the Company and his relationship with, and indirect financial interest in, the Adviser. Mr. Neville is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Interested Director
Jeffrey D. Fox – 48	Chief Financial Officer and Director	Class III Director since November 2019; Term Expires 2024	President of Palmer Square Capital Management LLC since March 2020. Managing Director of Palmer Square Capital Management LLC from April 2013 to March 2020.	None.
Independent Director
James W. Neville Jr. – 59	Director	Class III Director since November 2019; Term Expires 2024	Proprietary trader and investor. Portfolio Manager at Great Plains Principal Trading, an asset management firm, from January 2012 through June 2019.

Member of the Board of Trustees of Palmer Square Opportunistic Income Fund since August 2014. Member of the Board of Trustees of Montage Managers Trust, a registered investment company (ceased operations in 2017).

____________

(1)      The business address of each of our directors is c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

(2)      No director otherwise serves as a director of an investment company subject to the Investment Company Act of 1940, as amended.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director and director-nominee (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each person possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors interact with the Adviser and also may benefit from information provided by the Company’s outside legal counsel. The Company’s outside legal counsel has significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that Such Individuals Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Christopher D. Long

Mr. Long was appointed as our Chairman and Chief Executive Officer in 2019 and has served on our Board since November 2019. Mr. Long has also served as Chief Executive Officer of our Adviser since 2019 and Chief Executive Officer of Palmer Square Capital Management LLC (“PSCM”) since 2009 and is responsible for managing our Adviser’s and PSCM’s overall business. Mr. Long also served as our President from November 2019 to March 2022 and as President of PSCM from 2009 to March 2020. Since PSCM’s inception, Mr. Long has been successful in not only building a highly-experienced investment team, but also an integrated credit investment platform that manages mutual fund offerings, private funds and separately managed accounts. PSCM has a client list that spans not only institutions and family offices, but also registered investment advisers, banks/trusts, and broker-dealers. Mr. Long’s previous work experience includes key investment roles at Prairie Capital and Sandell Asset Management as well as working at Morgan Stanley in the Credit Derivatives and Distressed Securities Group focused on the firm’s proprietary investments. Before Morgan Stanley, he worked at TH Lee Putnam Ventures, a private equity fund sponsored by Thomas H Lee Partners and Putnam Investments. In that role, he also served on the Board of Directors of Avero, Inc. and was a Board Observer for Parago, Inc. He started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group) advising corporations and private equity firms on investment banking and capital markets. Mr. Long previously served on the board of trustees of Palmer Square Opportunistic Income Fund (Nasdaq) from August 2014 to October 2018. Mr. Long is married to Angie K. Long, our Chief Investment Officer. He received an MBA degree from the Harvard Business School and an AB degree in Economics cum laude from Princeton University. The Board believes that Mr. Long’s strong investment and operating leadership experience qualifies him to serve on the Board.

Jeffrey D. Fox

Mr. Fox was appointed as our Chief Financial Officer in 2019 and has served on our Board since November 2019. Mr. Fox has also served as Chief Financial Officer of our Adviser since 2019 and as President of PSCM since March 2020. Mr. Fox previously served as our Treasurer from November 2019 to March 2022 and as Managing Director of PSCM from April 2013 to March 2020. Prior to joining Palmer Square in April 2013, Mr. Fox worked for Sandler O’Neill and Partners from September 2011 to March 2013 where he was a Managing Director within Fixed Income where he was involved in the structuring and sales of many products including Collateralized Loan Obligations. Before Sandler O’Neill, Mr. Fox worked for Société Générale as a Director within Global Markets Advisory where he was instrumental in the US CDO/CLO and RMBS Credit Advisory effort. His work included the restructuring of various structured credit legacy positions for European institutions as well as the modeling behind the corporate rating and pricing for various structured products. Prior to Société Générale, Mr. Fox was employed by JPMorgan Chase & Co/Bear Stearns, where he was an Associate Director in the FAST organization focusing on the structuring of Trust Preferred CDOs and CLOs. Also while at Bear Stearns, Mr. Fox managed the global CDO analytics desk which included intensive credit modeling of various asset classes. Mr. Fox received a MS degree in Computer Information

Systems from Arizona State University and a BS degree in Geology with a minor in Mathematics from Northern Arizona University. The Board believes that Mr. Fox’s strong operational and financial experience qualifies him to serve on the Board.

Independent Directors

Megan L. Webber

Ms. Webber has served on our Board since November 2019. Ms. Webber is a Financial Reporting Manager at The Anschutz Corporation, where she has worked for over 19 years. Prior to Anschutz Corporation, she was a Supervising Audit Senior at KPMG, LLP from 1997 to 2000. Ms. Webber has served on the board of trustees of Palmer Square Opportunistic Income Fund (Nasdaq) since 2014, and previously served on the board of trustees of Montage Managers Trust from July 2015 to March 2017. Ms. Webber received a BS in Accounting from Indiana University and received her CPA license in 1997. The Board believes that Ms. Webber’s strong financial and audit experience qualifies her to serve on the Board.

James W. Neville Jr.

Mr. Neville has served on our Board since November 2019. Mr. Neville is an active proprietary trader and investor. He was a Portfolio Manager at Great Plains Principal Trading from January 2012 through June 2019. Prior to Great Plains Principal Trading, Mr. Neville served as a proprietary trader for over 23 years, focusing on agriculture futures and options as well as stock index futures and energy. Mr. Neville has served on the board of directors of Palmer Square Opportunistic Income Fund (Nasdaq) since 2014. The Board believes that Mr. Neville’s strong investment management and trading experience qualifies him to serve on the Board.

Christopher C. Nelson

Mr. Nelson has served on our Board since November 2019. Mr. Nelson is a Wealth Advisor at SeaCrest Wealth Management, where he has worked since May 2018. Prior to SeaCrest Wealth Management, Mr. Nelson was a Vice President at Enterprise Trust Company from February 2013 to February 2018, where he led the Kansas City team. Prior to that, Mr. Nelson held investment management roles at The Private Bank, Kornitzer Capital Management, and The Bank of New York. Mr. Nelson received a Bachelor of Arts in English from Gettysburg College in Gettysburg, Pennsylvania. The Board believes that Mr. Nelson’s strong investment management experience qualifies him to serve on the Board.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Christopher D. Long and Mr. Jeffrey D. Fox, is independent under the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and our Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee to Independent Directors.

The Board’s Role in Risk Oversight

The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments. The Board’s risk oversight responsibilities include reviewing the reimbursement by the Company to the Adviser (in such capacity, the “Administrator”) of the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer and their respective staffs on an annual basis.

Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board reviews, on an annual basis, a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The chief compliance officer’s annual report addresses, at a minimum, (a) the operation of the Company’s compliance policies and procedures and those of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject under the 1940 Act as a business development company (“BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally are not permitted to acquire any “non-qualifying asset” for purposes of Section 55 of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets, and we are generally not permitted to co-invest with affiliates and/or investment funds, accounts and vehicles managed by affiliates. We, the Adviser and PSCM have been granted exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by PSCM in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by the Adviser and its affiliates, including PSCM, may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our exemptive order permits us to invest with these investment funds, accounts and investment vehicles managed in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. Our exemptive relief permitting co-investments applies only if our Independent Directors review and approve each co-investment. The exemptive relief imposes other constraints on co-investments that limit the number of instances when the Company may rely on its protections.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

The Board’s Composition and Leadership Structure

Our Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, three of the Company’s five directors are Independent Directors (and are not “interested persons”). However, Christopher D. Long, Chief Executive Officer of PSCM, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of stockholders for Mr. Long to lead the Board because of his extensive knowledge of the financial services industry and capital markets in particular, as described above. The Board does not have a lead independent director. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and its committee in a manner that enhances effective oversight. The Board also believes that its relatively small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our Adviser and the Board.

We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of standing committees comprised solely of Independent Directors and the appointment of a chief compliance officer.

Board Meetings

For the year ended December 31, 2022, our Board held four Board meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board during the year ended December 31, 2022. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings and to attend the Company’s annual meetings of stockholders. All of the directors attended the 2022 annual meeting of stockholders.

Committees of the Board of Directors

Audit Committee

The members of our Audit Committee are Megan L. Webber, James W. Neville Jr. and Christopher C. Nelson, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Ms. Webber serves as Chair of our Audit Committee. Our Board has determined that Ms. Webber is an “audit committee financial expert” under SEC rules. Our Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments; selecting our independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing, in consultation with the independent registered public accounting firm, the adequacy of internal control systems; reviewing our annual financial statements; overseeing internal audit staff, if any, and periodic filings; and receiving our audit reports and financial statements. For the year ended December 31, 2022, our Audit Committee met four times. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee has adopted a written Audit Committee Charter, which was previously included as Annex A to the Company’s definitive proxy statement relating to our 2020 Annual Meeting of Stockholders.

The function of the Audit Committee is oversight. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Company’s stockholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).

In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Christopher C. Nelson, Megan L. Webber and James W. Neville Jr. Mr. Nelson serves as Chair of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing a set of corporate governance principles and overseeing the evaluation of the Board. Decisions with respect to the Company’s corporate governance are made in consultation with the Company’s outside legal counsel and its chief compliance officer. For the year ended December 31, 2022, our Nominating and Corporate Governance Committee met one time. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter, which was previously included as Annex A to the Company’s definitive proxy statement relating to our 2022 Annual Meeting of Stockholders.

The Nominating and Corporate Governance Committee considers Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. Our Bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary, Stacy Brice, c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our Bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; the class, series and number of any shares of our stock beneficially owned, if any and the date such shares were acquired and the investment intent of such acquisition; whether the Stockholder submitting the nominee believes the director nominee is or is not an “interested person” of the Company as defined in the 1940 Act; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its Stockholders.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin.

Compensation Committee

The members of our Compensation Committee are James W. Neville Jr., Megan L. Webber and Christopher C. Nelson. Mr. Neville serves as Chair of our Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers of the Company. Currently none of the Company’s executive officers is compensated directly by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee is also responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis and also participates in the consideration of director compensation. Decisions on director compensation are based on a review of data of comparable BDCs.

Our Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting our Compensation Committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. Our Compensation Committee may delegate its authority to subcommittees or the Chair of the

Compensation Committee when it deems appropriate and in our best interests. For the year ended December 31, 2022, our Compensation Committee met one time. The Compensation Committee has adopted a written Compensation Committee Charter, which was previously included as Annex B to the Company’s definitive proxy statement relating to our 2022 Annual Meeting of Stockholders.

Executive Sessions and Communication with the Board

The Independent Directors serving on the Board typically meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any persons who serve as part of the Company’s management. These executive sessions of the Board are presided over by one of the Independent Directors serving on the Board selected on an ad-hoc basis.

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Stacy Brice, Secretary, c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about Executive Officers Who Are Not Directors

The following information pertains to executive officers of the Company who do not serve on the Board:

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Angie K. Long – 49	Chief Investment Officer

Ms. Long was appointed as our Chief Investment Officer in 2019. Ms. Long also serves as Chief Investment Officer of PSCM and has key responsibilities for all investment-related activities at PSCM. Prior to joining PSCM in 2011, Ms. Long worked for JPMorgan Chase & Co. in New York for 13 years. Ms. Long held many senior roles including Deputy Head of North American Credit Trading, Head of High Yield Trading, and Head of Credit Derivatives Trading. Ms. Long has been a trader of many products including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage, and structured credit. In addition, she worked with the Global Head of Credit Trading to help oversee risk management for the High Yield and High Grade credit trading books. Ms. Long is married to Christopher D. Long, our Chairman and Chief Executive Officer. Ms. Long received an AB degree in Economics from Princeton University and is also a CFA® charterholder.

Matthew L. Bloomfield – 42	President

Mr. Bloomfield was appointed as our President in 2022. Mr. Bloomfield is the Portfolio Manager for PSCM’s US CLO management platform and has key responsibilities for all of PSCM’s leveraged loan product offerings and risk management. He is a member of both the US and European CLO investment committees, as well as a member of the Company’s Investment Committee. Prior to joining PSCM in 2015, Mr. Bloomfield worked at Golub Capital in Chicago, most recently as an Associate Portfolio Manager within the Broadly Syndicated Loan Group where he focused on investing in leveraged loans via CLOs and separately managed accounts. Prior to joining Golub Capital, Mr. Bloomfield worked at Giuliani Capital Advisors in Chicago as an Analyst and subsequently Associate in the Investment Banking Group where he focused on special situations and restructuring mandates. Mr. Bloomfield earned an MBA in Finance from Northwestern University’s Kellogg School of Management, as well as a BS and BGS in Business Administration and Economics, respectively, from the University of Kansas.

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Scott A. Betz – 45	Chief Compliance Officer

Mr. Betz was appointed as our Chief Compliance Officer in 2019. Mr. Betz also serves as Chief Operating Officer of PSCM and previously served as Chief Compliance Officer of PSCM from March 2018 to March 2021. Prior to joining PSCM in March 2018, Mr. Betz worked for over 14 years at Scout Investments, most recently as Chief Operating Officer, Chief Compliance Officer and Treasurer. Prior to joining Scout Investments, Mr. Betz worked for over six years at UMB Bank as a Performance Measurement Specialist and subsequently as Investment Technology Officer. Mr. Betz received an MBA degree and a BA degree in Political Science from the University of Missouri-Kansas City.

____________

(1)      The business address of each of our officers is c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Each officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Code of Ethics, Insider Trading Policy, Code of Business Conduct and Ethics and Corporate Governance Guidelines

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Board has adopted a Code of Ethics, a Code of Business Conduct and Ethics and Corporate Governance Guidelines.

As required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), we and our Adviser have each adopted a Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of our Adviser with respect to their personal investments and investment transactions. Our Code of Ethics contains an insider trading policy that sets forth guidelines and procedures established to prevent our directors, officers or any other covered person from engaging in transactions involving our securities while in possession of material nonpublic information.

We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and other covered persons and provides a framework for professional and ethical conduct within the Company. Specifically, the Code of Business Conduct and Ethics addresses conflicts of interest with the Company, corporate opportunities, confidentiality, fair dealing, the reporting of unethical behavior and compliance with applicable laws, among other topics. The Code of Business Conduct and Ethics constitutes a code of ethics within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange listing standards.

Our Corporate Governance Guidelines establish standards and policies with respect to the governance of the Company, specifically related to the roles and responsibilities of the Board and each committee.

Compensation of Directors

The Independent Directors will receive an annual fee of $25,000 for the fiscal year ending December 31, 2023. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting and each committee meeting attended. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to directors who are “interested persons.” The Board reviews and determines the compensation of Independent Directors.

The following table shows information regarding the compensation earned by our directors for the year ended December 31, 2022. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from Palmer Square Capital BDC Inc.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Palmer Square Capital BDC Inc. Paid to Director(1)
Independent Directors
Megan L. Webber	$25,000	—	$25,000
James W. Neville Jr.	$25,000	—	$25,000
Christopher C. Nelson	$25,000	—	$25,000
Interested Directors
Christopher D. Long	$—	—	$—
Jeffrey D. Fox	$—	—	$—

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(1)      For a description of the Independent Directors’ compensation, see above.

(2)      We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Messrs. Long, Fox and Bloomfield and Ms. Long, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the investment advisory agreement with our Adviser (the “Advisory Agreement”). In addition, the Company is responsible for expenses incurred by the Administrator in connection with administering the Company’s business, including making payments to the Administrator based upon the Company’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staffs.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Related Party Transactions

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act restricts us from participating in certain transactions with certain persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us. In addition, each of our directors and executive officers is required to complete questionnaire on an annual basis designed to elicit information about any potential related-party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors. We will not enter into any transactions unless and until we are satisfied that the transaction is not prohibited by the 1940 Act or, if such prohibitions exist, we have taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.

The Adviser, PSCM, and their affiliates, partners and employees (collectively, “PSCM Affiliates”) may engage in any other business and furnish investment management and advisory services and other types of services to others which may include, without limitation, serving as investment manager or sponsor of other collective investment vehicles or managed accounts that acquire interests in, provide financing to or otherwise deal in securities or other investments that would be suitable investments for us. PSCM Affiliates furnish investment management or advisory services to other persons with investment policies similar or different to those of us. Such persons may own securities or other instruments of the same class or type or which may be senior to those held by us, and they have incentives, financial or otherwise, to favor certain accounts or vehicles over others. There is no assurance that accounts with similar strategies or investment objectives will hold the same investments or perform in a similar manner. This and other future activities of PSCM Affiliates may give rise to additional conflicts of interest.

Subject to certain 1940 Act restrictions on co-investments with affiliates or in accordance with the conditions of the co-investment exemptive relief provided by the SEC (as discussed below), the Adviser offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with the Adviser’s code of ethics and allocation policies, we might not participate in each individual opportunity but, on an overall basis, the Adviser will seek to allocate investments across applicable client accounts in a manner that is fair and equitable on an overall basis.

We, the Adviser and PSCM have been granted exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by PSCM in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by the Adviser and its affiliates, including PSCM, may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our exemptive order permits us to invest with these investment funds, accounts and investment vehicles managed in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. Our exemptive relief permitting co-investments applies only if our independent directors review and approve each co-investment. The exemptive relief imposes other constraints on co-investments that limit the number of instances when the Company may rely on its protections.

The Adviser and its affiliates have both subjective and objective policies and procedures in place that are designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by the Adviser or its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. The Adviser’s allocation policies are intended to ensure that, over time, we may generally share equitably with other accounts sponsored or managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Investment Advisory Agreement

We have entered into the Advisory Agreement with our Adviser pursuant to which we pay the Adviser a base management fee and incentive fee (which incentive fee is only payable following a listing of the Company’s Common Stock on a national securities exchange) in exchange for the Adviser’s services sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence on our investments and monitoring our investment portfolio on an ongoing basis. Our Board initially approved the Advisory Agreement at an in-person meeting in November 2019, and the Company entered into the Advisory Agreement in January 2020. Our Board most recently determined to re-approve the Advisory Agreement for an additional one-year term at a meeting held in November 2023. Messrs. Long, Fox and Bloomfield and Ms. Long, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. Under the incentive fee structure, our adjusted net investment income for purposes thereof will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may give rise to a conflict of interest for our Adviser to the extent that it encourages the Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Additionally, in the Adviser’s capacity as our valuation designee pursuant to Rule 2a-5 under the 1940 Act, we rely on investment professionals from the Adviser in connection with the valuation of our portfolio investments. While the valuation for each portfolio investment that constitutes a material portion of our portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by our Adviser (subject to the Board’s oversight) and not by such third-party valuation firm. The participation of the Adviser’s investment professionals in our valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of our total net assets. For the year ended December 31, 2022, the Adviser earned a base management fee of $8.3 million, offset by $1.0 million in management fee waiver from the Adviser, and did not earn an incentive fee, as our Common Stock was not listed on a national securities exchange.

Administration Agreement

We have entered into an Administration Agreement with the Administrator (the “Administration Agreement”) pursuant to which the Administrator furnishes us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services. Our Board approved the Administration Agreement in November 2019, and the Company entered into the Administration Agreement in January 2020. Our Board most recently determined to re-approve the Administration Agreement for an additional one-year term at a meeting held in November 2023. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

Resource Sharing Agreement

The Adviser is an affiliate of PSCM, with whom it has entered into a resource sharing agreement (the “Resource Sharing Agreement”). Under this agreement, PSCM provides the Adviser experienced investment professionals and access to the senior investment personnel and other resources of PSCM and its affiliates. The Resource Sharing Agreement provides the Adviser with access to deal flow generated by the professionals of PSCM and its affiliates and commits the members of the Adviser’s investment committee to serve in that capacity. The Adviser seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of PSCM’s investment professionals. The Resource Sharing Agreement may be terminated by either party on 60 days’ notice.

License Agreement

We have also entered into a license agreement (the “License Agreement”) with Palmer Square under which Palmer Square has granted us a non-exclusive, royalty-free license to use the name “Palmer Square” for specified purposes in our business. Under the License Agreement, we have a right to use the “Palmer Square” name, subject to certain conditions, for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Palmer Square” name.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of all of the Independent Directors has selected PwC to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. This selection is presented for ratification by the Stockholders. It is expected that a representative of PwC will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Company does not know of any direct or indirect financial interest of PwC in the Company.

Principal Accountant Fees and Services

The following aggregate fees by PwC, the Company’s independent registered accounting firm for the fiscal years ended December 31, 2022 and 2021 were billed to the Company for work attributable to audit, tax and other services provided to the Company for such fiscal year.

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Audit Fees	$343,010	$301,970
Audit-Related Fees	45,000	40,000
Tax Fees	42,000	40,000
All Other Fees	900	900
Total	$430,910	$382,870

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were provided by PwC for the fiscal years ended December 31, 2022 and December 31, 2021 in connection with statutory and regulatory filings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance and filings. These services include assistance regarding federal, state, and local tax compliance and filings.

All Other Fees

Other fees would include fees billed for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PwC, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF
AMENDMENT AND RESTATEMENT

The Board has adopted and is seeking stockholder approval of an amendment to our Articles of Amendment and Restatement to amend Article IX, the exclusive forum selection provision, to provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws. We refer to this provision as the exclusive forum selection provision and to the proposed amendment as the exclusive forum selection amendment.

If the amendment to our Articles of Amendment and Restatement is approved by our stockholders and becomes effective, the exclusive forum selection provision would be in addition to terms of our existing forum selection provision in Article IX. Our Articles of Amendment and Restatement provide that, unless the Company consents in writing to the selection of a different forum, and except for any claims made under the federal U.S. securities laws, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of the Company to the Company or to the stockholders of the Company or asserting a claim of breach of any standard of conduct set forth in the Maryland General Corporation Law, (c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Maryland General Corporation Law, the Charter or the Bylaws, or (d) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine. The Articles of Amendment and Restatement further provide that, with respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the Company and its stockholders consent to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 or any successor thereof. Based on the foregoing language, the existing forum selection provision in Article IX does not apply to actions arising under the federal U.S. securities laws. Any person or entity purchasing or otherwise acquiring any shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of Article IX of the Articles of Amendment and Restatement.

The Board believes that the Company and its stockholders would benefit from having any causes of action arising under the federal securities laws resolved in the federal district courts of the United States. In determining to approve the exclusive forum selection amendment and recommend its adoption by stockholders, the Board considered that the exclusive forum selection provision could promote efficiencies in the Company’s management of federal securities law litigation by:

•        limiting forum-shopping in state court by plaintiffs;

•        enabling the Company to avoid litigating actions involving the same matter in state and federal courts, with the associated duplication of litigation expenses and the possibility of inconsistent outcomes, and to obtain consolidation of multi-jurisdictional litigation;

•        more efficiently managing procedural aspects of securities litigation;

•        allowing the Company to focus on the underlying substantive rights or remedies, instead of addressing where a claim may be brought; and

•        facilitating submission of federal securities law claims for resolution by federal courts, which have experience and expertise in adjudicating such claims.

The Board also considered the increasing trend towards adoption of forum selection provisions in response to multi-forum litigation and that the Company would retain the ability to consent to an alternative forum if it wished to do so.

If the exclusive forum selection amendment becomes effective, it may have several potential effects in addition to the effects discussed above. The exclusive forum selection provision could discourage claims under the federal securities laws or limit stockholders’ ability to bring these claims in a judicial forum that they consider advantageous. The provision could also require stockholders to incur litigation costs in bringing any action to contest the provision’s enforceability, and to incur additional litigation costs in pursuing claims in federal court in accordance with the terms of the provision.

The proposed amendments are shown in the form of the amendment to our Articles of Amendment and Restatement attached as Annex A to this proxy statement.

The Board may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the Board determines that the action no longer is in the best interests of the Company and its stockholders.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF AMENDMENT AND RESTATEMENT.

AUDIT COMMITTEE REPORT1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2022.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022 with management and PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2022, with and without management present.

The Audit Committee also has discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee has discussed with PwC its independence from management and the Company, as well as the matters in the written disclosures received from PwC as required by the applicable requirements of the PCAOB. The Audit Committee received a letter from PwC confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to PwC for the fiscal year ended December 31, 2022. The Audit Committee discussed and reviewed with PwC the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PwC’s audits and all fees paid to PwC during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PwC for the Company. The Audit Committee has reviewed and considered the compatibility of PwC’s performance of non-audit services with the maintenance of PwC’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

November [    ], 2023

The Audit Committee
Megan L. Webber, Chair
James W. Neville Jr.
Christopher C. Nelson

____________

1        The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our 2022 Annual Report, quarterly reports on Form 10-Q and current reports on Form 8-K are or will be available without charge upon request by calling us at (816) 994-3200. You may also direct your request to Palmer Square Capital BDC Inc., Attention: Investor Relations, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. Copies of such reports are also available free of charge on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS

We currently expect that the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) will be held in December 2024, but the exact date, time and location of such meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for the 2024 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive office no later than July [26], 2024, and that such proposal complies with all applicable requirements of Rule 14a-8.

In addition, any stockholder who intends to propose a nominee to the Board or propose any other business to be considered by the stockholders at the 2024 Annual Meeting (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws, a copy of which is on file with the SEC, and may be obtained from our Secretary upon request. Any such proposals must be sent to our Secretary, c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

The advance notice provisions of our Bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the stockholders at the 2024 Annual Meeting must be made in writing and submitted to our corporate Secretary at the address above no earlier than June [26], 2024 and no later than 5:00 pm Eastern Time, on July [26], 2024 and must otherwise be a proper matter for action by the stockholders. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2024 Annual Meeting unless certain securities law requirements and requirements of our Bylaws are met.

The above procedures and requirements are only a summary of the provisions in our Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to our Bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of our Bylaws and other applicable requirements.

COMMUNICATIONS WITH THE BOARD

Any matter intended for the Board, or for any individual member of the Board, should be directed to our Secretary, Stacy Brice, at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. Scott A. Betz
Palmer Square Capital BDC Inc.
Chief Compliance Officer
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205

The Audit Committee Members may be contacted at:

Ms. Megan L. Webber and/or Messrs. James W. Neville Jr. and Christopher C. Nelson
Palmer Square Capital BDC Inc.
Audit Committee Member(s)
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205

You are cordially invited to attend our Annual Meeting virtually via live webcast. Whether or not you plan to attend the Annual Meeting via the live webcast, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope, or authorize a proxy to vote your shares via the Internet or telephone, so that you may be represented at the Annual Meeting.

Even if you plan to attend the meeting electronically via the live webcast, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

By Order of the Board of Directors,
/s/ Stacy Brice
Stacy Brice
Secretary

Mission Woods, Kansas
November [    ], 2023

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Annex A

FORM OF ARTICLES OF AMENDMENT
to the
ARTICLES OF AMENDMENT AND RESTATEMENT
OF
PALMER SQUARE CAPITAL BDC INC.

PALMER SQUARE CAPITAL BDC INC., a Maryland corporation (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Palmer Square Capital BDC Inc. The Corporation’s Articles of Amendment and Restatement is dated January 17, 2020 (the “Articles of Amendment and Restatement”).

SECOND: The board of directors of the Corporation has duly adopted a resolution pursuant to Section 2-604 of the Maryland General Corporation Law setting forth a proposed amendment to the Articles of Amendment and Restatement (the “Articles of Amendment”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 2-604 of the Maryland General Corporation Law. The amendment amends the Articles of Amendment and Restatement of the Corporation as follows:

2. ARTICLE IX of the Corporation’s Articles of Amendment and Restatement shall be deleted in its entirety and replaced with the following:

Unless the Corporation consents in writing to the selection of a different forum, (i) the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be, except for any claims made under the federal U.S. securities laws, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation or asserting a claim of breach of any standard of conduct set forth in the Maryland General Corporation Law, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the Maryland General Corporation Law, the Charter or the Bylaws, or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine and (ii) the federal district courts of the United States of America shall be the sole and exclusive forum for any claims, suits, actions or proceedings arising under the federal securities laws. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the Corporation and its stockholders consent to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 or any successor thereof.

3. The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Amendment and Restatement have voted in favor of the amendment is: [            ]%.

4. Effective date of filing:

5. Signature:

Annex A-1